UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 6, 2016

Westlake Chemical Corporation

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-32260	76-0346924
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2801 Post Oak Boulevard, Suite 600 Houston, Texas		77056
(Address of principal executive offices)		(Zip Code)

(713) 960-9111

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On September 6, 2016, Westlake Chemical Corporation (“Westlake”) announced the expiration and final results of its previously announced exchange offers (the “Exchange Offers”) pursuant to which it offered to issue new senior notes (the “New Westlake Notes”) in exchange for any and all of the $688 million aggregate principal amount of the outstanding 4.625% Senior Notes due February 15, 2021 (the “Existing Axiall 2021 Notes”) issued by Eagle Spinco Inc., a wholly-owned subsidiary of Axiall Corporation (together, “Axiall”), and of the $450 million aggregate principal amount of the outstanding 4.875% Senior Notes due May 15, 2023 (the “Existing Axiall 2023 Notes” and, together with the Existing Axiall 2021 Notes, the “Existing Axiall Notes”) issued by Axiall Corporation. In conjunction with the Exchange Offers, Axiall solicited and received the requisite consents (the “Consent Solicitations”) from holders of the Existing Axiall Notes to adopt certain proposed amendments to the indentures under which the Existing Axiall Notes were issued. The final settlement of the Exchange Offers and Consent Solicitations is expected to occur on September 7, 2016. Documents relating to the Exchange Offers and Consent Solicitations were only distributed to eligible holders of the Existing Axiall Notes who completed and returned an eligibility form confirming that they are either a “qualified institutional buyer” under Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), or not a “U.S. person” and outside the United States within the meaning of Regulation S under the Securities Act. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the federal securities laws. These forward-looking statements include, but are not limited to, statements regarding Westlake completed transaction to acquire Axiall (including financing of the transaction and the benefits, results, effects and timing thereof), all statements regarding Westlake’s and Axiall’s (and Westlake’s and Axiall’s combined) expected future financial position, results of operations, cash flows, dividends, financing plans, business strategy, budgets, capital expenditures, competitive positions, growth opportunities, plans and objectives of management, estimated synergies from the transaction and statements containing the use of forward-looking words, such as “may,” “will,” “could,” “would,” “should,” “project,” “believe,” “anticipate,” “expect,” “estimate,” “continue,” “potential,” “plan,” “forecast,” “approximate,” “intend,” “upside,” and the like, or the use of future tense. Statements contained herein concerning the business outlook or future economic performance, anticipated profitability, revenues, expenses, dividends or other financial items, and product or services line growth of Westlake and Axiall (and the combined businesses of Westlake and Axiall), together with other statements that are not historical facts, are forward-looking statements that are estimates reflecting the best judgment of Westlake or Axiall based upon currently available information. Statements concerning current conditions may also be forward-looking if they imply a continuation of current conditions.

Such forward-looking statements are inherently uncertain, and stockholders and other potential investors must recognize that actual results may differ materially from Westlake’s and/or Axiall’s expectations as a result of a variety of factors, including, without limitation, those discussed below. Such forward-looking statements are based upon management’s current expectations and include known and unknown risks, uncertainties and other factors, many of which Westlake and/or Axiall are unable to predict or control, that may cause Westlake’s and/or Axiall’s actual results, performance or plans to differ materially from any future results, performance or plans expressed or implied by such forward-looking statements. These statements involve risks, uncertainties and other factors discussed below and detailed from time to time in Westlake’s and/or Axiall’s filings with the Securities and Exchange Commission (the “SEC”).

Risks and uncertainties related to the business combination transaction include, but are not limited to: (i) the ultimate outcome and results of integrating the operations of Westlake and Axiall, (ii) potential adverse reactions or changes to business relationships resulting from the transaction, (iii) competitive responses to the transaction, costs and difficulties related to the integration of Axiall’s businesses and operations with Westlake’s businesses and operations, (iv) the inability to obtain, or delays in obtaining, cost savings and synergies from the transaction, (v) uncertainties as to whether the transaction will have the accretive effect on Westlake’s earnings or cash flows that are expected, (vi) unexpected costs, liabilities, charges or expenses resulting from the transaction, (vii) litigation relating to the transaction, (viii) the inability to retain key personnel, (ix) potential adverse effects on Westlake’s ability to operate Westlake’s business due to the increase in Westlake’s overall debt level contemplated by the transaction, (x) potential diminished productivity due to the impact of the transaction on Westlake’s and/or Axiall’s current and prospective employees, key management, customers, suppliers and business partners and (xi) any changes in general economic and/or industry-specific conditions.

In addition to the factors set forth above, other factors that may affect Westlake’s and/or Axiall’s plans, results or stock price are set forth in Westlake’s and Axiall’s respective Annual Reports on Form 10-K and reports on Forms 10-Q and 8-K.

Many of these factors are beyond Westlake’s and/or Axiall’s control. Westlake and Axiall caution investors that any forward-looking statements made by Westlake and/or Axiall are not guarantees of future performance. Westlake and Axiall do not intend, and undertake no obligation, to publish revised forward-looking statements to reflect events or circumstances after the date of this communication or to reflect the occurrence of unanticipated events.

Important Information for Investors and Stockholders

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press Release of Westlake, dated September 6, 2016.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Westlake Chemical Corporation

Date: September 6, 2016	By:	/s/ Albert Chao
Albert Chao
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release of Westlake, dated September 6, 2016.